Exhibit 10.38

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Second Amendment”) is entered into as of January 31, 2015 by and between Swisher Hygiene Inc., a Delaware corporation (the “Company”) and William M. Pierce (“Executive”) and amends that certain Employment Agreement (the “Agreement”) by and between Executive and the Company entered into as of October 16, 2013 as renewed and amended August 8, 2014.

W I T N E S S E T H:

WHEREAS, Company and Executive entered into the Agreement as of October 16, 2013, with a Commencement Date of September 16, 2013; and

WHEREAS, Executive and Company renewed and amended the Agreement on August 8, 2014; and

WHEREAS, Company and Executive wish to further amend the Agreement, as previously renewed and amended, with such further amendment to be effective January 1, 2015 to reflect actions of the Compensation Committee of the Company’s Board of Directors taken on November 3, 2014, as ratified by the Board of Directors on November 3, 2014.

NOW THEREFORE, in consideration of the foregoing premises and the agreements contained herein and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

A G R E E M E N T S

1. Base Salary.  Commencing January 1, 2015 Executive’s annual salary shall be adjusted to $400,000.00 per calendar year, payable in equal installments consistent with the Company’s regular payroll practices, including periodic pay periods and dates of payment, withholding of federal and state income and employment taxes, and withholding and funding of Company retirement accounts.

2. Miscellaneous.  Except as set forth in this Second Amendment, all terms and conditions of the Agreement, as renewed and amended on August 8, 2014 shall remain unchanged.  All capitalized words or phrases, not herein defined, shall have the meaning defined in the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.

COMPANY:

SWISHER HYGIENE INC., a Delaware corporation

By:	/s/ Richard L. Handley
Richard L. Handley
Chairman

EXECUTIVE:

By:	/s/ William M. Pierce
William M. Pierce
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